Exhibit 99.1

GREENBROOK TMS RAISES US$2.5 MILLION IN DEBT FINANCING

February 15, 2024 – Toronto, ON – Greenbrook TMS Inc. (NASDAQ: GBNH) (“Greenbrook” or the “Company”) today announced that it has entered into the twenty-fifth amendment (the “Amendment”) to the Company’s credit facility (the “Credit Facility”) with affiliates of Madryn Asset Management, LP (“Madryn”). As part of the Amendment, the Company secured an additional US$2,538,071 in senior secured term loans from Madryn under the Credit Facility (the “New Loan”). After giving effect to the New Loan, the Company has an aggregate amount of approximately US$87 million outstanding under the Credit Facility.

The proceeds of the New Loan are expected to be used by the Company for general corporate and working capital purposes. The Company is also currently considering additional near-term financing options to address its future liquidity needs.

The Amendment also extends the period during which the Company’s minimum liquidity covenant is reduced from US$3,000,000 to US$300,000 to March 15, 2024.

MI 61-101 Disclosure

Madryn is an insider of the Company. Accordingly, the foregoing transactions are considered “related party transactions” for purposes of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The foregoing transactions were reviewed and unanimously approved by the independent members of the board of directors of the Company. The New Loan, which is not convertible into securities of Greenbrook, is exempt from the minority approval requirements under section 5.7(1)(f) of MI 61-101 because the New Loan is on reasonable commercial terms that are not less advantageous to the Company than alternative financings that may have been available at the time that terms were agreed with Madryn. Furthermore, a formal valuation is not required under MI 61-101 as the foregoing transactions are not the type of related party transaction that requires a formal valuation.

About Greenbrook TMS Inc.

Operating through 130 Company-operated treatment centers, Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) therapy and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.3 million treatments to over 40,000 patients struggling with depression.

For further information please contact:

Glen Akselrod

Investor Relations

Greenbrook TMS Inc.

Contact Information:

investorrelations@greenbrooktms.com

1-855-797-4867

Cautionary Note Regarding Forward-Looking Information

Certain statements contained in this press release, including statements relating to the New Loan and the expected use of proceeds therefrom, may constitute “forward-looking information” within the meaning of applicable securities laws in Canada and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may relate to the Company’s future financial and liquidity outlook and anticipated events or results and may include information regarding the Company’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. Particularly, information regarding the New Loan and the expected use of proceeds therefrom may be forward-looking information. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “budget”, “scheduled”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “anticipates”, “does not anticipate”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this press release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the Company’s common shares (the “Common Shares”) reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Credit Facility and the potential acceleration of indebtedness; risks related to the resolution of the Company’s ongoing litigation with Benjamin Klein and compliance with the terms of their settlement agreement; risks related to the ability to continue to negotiate amendments to the Credit Facility to prevent a default; risks relating to the Company’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to the Company or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for Common Shares as a result of the Company’s recent delisting notification and potential inability to regain compliance with the Nasdaq Stock Market’s listing rules; risks relating to the Company’s ability to realize expected cost-savings and other anticipated benefits from the Restructuring Plan; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices. Additional risks and uncertainties are discussed in the Company’s materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.